Exhibit 99.1

JOINT FILING AGREEMENT

This will confirm the agreement by and among the undersigned that the Schedule 13G filed with the Securities and Exchange Commission on or about the date hereof with respect to the beneficial ownership by the undersigned of the Class A ordinary shares, par value $0.0005 per share, of So-Young International Inc., is being filed, and all amendments thereto will be filed, on behalf of each of the persons and entities named below in accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Page to Follow]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of January 24, 2022.

Youthful Acquisition L.P.

By:	Youthful GP Co. Limited, Its general partner

By:	/s/ Mark Babbe
Name:	Mark Babbe
Title:	Director of the General Partner

Youthful GP Co. Limited

By:	/s/ Mark Babbe
Name:	Mark Babbe
Title:	Director

[Signature Page to Joint Filing Agreement]

Apax Digital L.P.

By:	Apax Digital GP Co. Limited
Its Investment Manager

By:	/s/ Jeremy Latham
Name:	Jeremy Latham
Title:	Director

By:	/s/ Jacques Colley
Name:	Jacques Colley
Title:	Authorised signatory for and on behalf of Apax Partners Guernsey Limited as Secretary

Apax Digital Co-Investment L.P.

By:	Apax Digital GP Co. Limited
Its Investment Manager

By:	/s/ Jeremy Latham
Name:	Jeremy Latham
Title:	Director

By:	/s/ Jacques Colley
Name:	Jacques Colley
Title:	Authorised signatory for and on behalf of Apax Partners Guernsey Limited as Secretary

Apax Digital GP L.P. Inc

By:	Apax Digital GP Co. Limited,
Its general partner

By:	/s/ Jeremy Latham
Name:	Jeremy Latham
Title:	Director

By:	/s/ Jacques Colley
Name:	Jacques Colley
Title:	Authorised signatory for and on behalf of Apax Partners Guernsey Limited as Secretary

[Signature Page to Joint Filing Agreement]

Apax Digital GP Co. Limited

By:	/s/ Jeremy Latham
Name:	Jeremy Latham
Title:	Director

By:	/s/ Jacques Colley
Name:	Jacques Colley
Title:	Authorised signatory for and on behalf of Apax Partners Guernsey Limited as Secretary

[Signature Page to Joint Filing Agreement]

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